                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

                             Four Oaks Fincorp, Inc.
                             -----------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                    [LETTERHEAD OF FOUR OAKS FINCORP, INC.]


                                  April 1, 2002

Dear Shareholder:

         Accompanying this letter please find the Notice of Annual Meeting, Proxy Statement, Summary 2001 Annual Report to Shareholders and proxy for Four Oaks Fincorp, Inc.'s Annual Meeting. It is extremely important for you to complete, sign, date, and return the enclosed proxy as soon as possible even if you plan to attend the Annual Meeting in person. If you do attend, you can revoke your proxy and vote in person.

         The Annual Meeting will begin at 8:00 p.m. on Monday, April 22, 2002, at the main office of Four Oaks Bank & Trust Company, located at 6144 US 301 South, Four Oaks, North Carolina. At the Annual Meeting, the Shareholders will elect the Board of Directors for the coming year, and transact any other business properly brought before the meeting.

         In compliance with applicable regulations, the Company's financial statements and other required disclosures are presented in its Annual Report on Form 10-KSB, a copy of which follows the Proxy Statement, and which reflects the Company's financial condition as of December 31, 2001.

         As mentioned above, we have also included a Summary 2001 Annual Report to Shareholders which contains additional information about the Company, including a financial summary, our letter to shareholders and selected financial data.

         As always, we hope to see you at the Annual Meeting, and please remember to complete, sign, and date the enclosed proxy and return it to Branch Banking & Trust Company, Corporate Trust Department, in the envelope provided as soon as possible.

                                       Sincerely yours,


                                       /s/ Ayden R. Lee, Jr.
                                       Ayden R. Lee, Jr.
                                       Chief Executive Officer and President

                             FOUR OAKS FINCORP, INC.

                                6114 US 301 South
                         Four Oaks, North Carolina 27524

      ---------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 22, 2002

      ---------------------------------------------------------------------

         You are cordially invited to attend the Annual Meeting of Shareholders of Four Oaks Fincorp, Inc. which will be held on Monday, April 22, 2002 at 8:00 p.m., local time, at the main office of Four Oaks Bank & Trust Company, located at 6144 US 301 South, Four Oaks, North Carolina, for the following purposes:

                  (1) To elect the persons listed in the accompanying Proxy Statement dated April 1, 2002 to the Board of Directors of Four Oaks Fincorp, Inc.; and

                  (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on March 4, 2002 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof.

         A copy of the Annual Report on Form 10-KSB, containing financial statements of Four Oaks Fincorp, Inc., for the year ended December 31, 2001, is enclosed herewith.

         IT IS VERY IMPORTANT THAT YOUR SHARES OF STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. EVEN THOUGH YOU MAY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                            By Order of the Board of Directors

                                            /s/ Ayden R. Lee, Jr.
                                            Ayden R. Lee, Jr.
                                            Chief Executive Officer and
                                            President

April 1, 2002

                             FOUR OAKS FINCORP, INC.

                                6114 US 301 South
                         Four Oaks, North Carolina 27524

                                 PROXY STATEMENT

         This Proxy Statement, accompanying proxy card, Notice of Annual Meeting of Shareholders and the Summary 2001 Annual Report to Shareholders are being furnished to shareholders on or about April 1, 2002 by the Board of Directors of Four Oaks Fincorp, Inc. in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at our main office, located at 6144 US 301 South, Four Oaks, North Carolina on Monday, April 22, 2002 at 8:00 p.m., local time, and at all adjournments thereof. All expenses incurred in connection with this solicitation will be paid by us. In addition to solicitation by mail, certain of our officers, directors, and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication, or other means.

                                 ANNUAL MEETING

Purposes of the Annual Meeting

         The principal purposes of the annual meeting are: (1) to elect eight
(8) nominees to our board of directors and (2) to transact such other business as may properly come before the annual meeting or any adjournments thereof. Our board of directors knows of no matters other than those stated above to be brought before the annual meeting or any adjournments thereof. Nonetheless, the proxyholders named on the enclosed proxy card may vote in accordance with the instructions of the board of directors or in the absence thereof, in accordance with their discretion, on any other matter properly presented for action of which the board of directors is not now aware.

Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by:

               . filing a written notice of revocation with our corporate secretary;

               . duly executing a subsequent proxy and filing it with our corporate secretary before the revoked proxy is exercised; or

               .   attending the annual meeting and voting in person.

         If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposals set forth in the accompanying "Notice of Annual Meeting of Shareholders."

Record Date

         Our board of directors has fixed the close of business on March 4, 2002 as the record date for determination of shareholders entitled to receive notice of and to vote at the annual meeting and all adjournments thereof. As of the close of business on March 4, 2002, we had 2,104,150 shares of common stock outstanding.

Voting Rights

         Except as otherwise provided by law, each holder of our common stock, or their proxies, is entitled to one vote per share upon all matters voted upon by shareholders. The North Carolina Business Corporation Act provides that with respect to the election of directors, cumulative voting is not available to our shareholders.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of March 4, 2002 regarding shares of our common stock beneficially owned by: (i) each director;
(ii) each director nominee; (iii) each executive officer named in the Summary Compensation Table in this proxy statement; and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of common stock owned by them, except to the extent that such power may be shared with a spouse. Fractional share amounts are rounded off to the nearest whole number.

             Name of
         Beneficial Owner               Shares Owned(1)   Percent of Class (1)
         ----------------               ---------------   --------------------

M.S. Canaday(2)                             55,248            2.6%
Ayden R. Lee, Jr.(3)                        62,795            3.0
Paula Canaday Bowman(4)                     36,468            1.7
William J. Edwards(5)                        7,878            *
Warren L. Grimes(6)                          7,945            *
Percy Y. Lee(7)                             19,124            *
Dr. R. Max Raynor, Jr.(8)                      450            *
Clifton L. Painter(9)                       27,428            1.3
William Ashley Turner(10)                  121,285            5.8
All Directors and Executive Officers       361,087            17.2%
as a Group (11 persons)(11)

-----------------
*Less than 1%

(1) Based upon 2,104,150 shares of common stock outstanding on March 4, 2002. The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who resides in the home of such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days of March 4, 2002. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Includes 1,875 shares subject to stock options which are exercisable within 60 days.

(3) Includes 12,186 shares owned by spouse who has sole voting and investment power with respect to these shares and 25,000 shares subject to stock options which are exercisable within 60 days.

(4) Includes 1,875 shares subject to stock options which are exercisable within 60 days.

(5) Includes 846 shares subject to stock options which are exercisable within 60 days.

(6) Includes 3,362.060 shares owned jointly with spouse, 763.066 owned by spouse who has sole voting and investment power with respect to these shares and 1,875 shares subject to stock options which are exercisable within 60 days.

(7) Includes 13,063.357 shares owned jointly with spouse and 300 shares subject to stock options which are exercisable within 60 days.

(8) Includes 300 shares subject to stock options which are exercisable within 60 days.

(9) Includes 225 shares owned by minor child who resides in the home, 1,309 shares owned by spouse who has sole voting and investment power with respect to these shares and 13,700 shares subject to stock options which are exercisable within 60 days.

(10)     Includes 120,963.400 shares owned jointly with spouse.

(11) Includes 1,774.582 shares owned by minor children who reside in the home and 18,750 shares subject to stock options which are exercisable within 60 days by non-director executive officers.

         The following table sets forth certain information as of March 4, 2002 regarding any person who is known to us to be the beneficial owner of more than five percent (5%) of our common stock.

Name and Address of                                 Amount and Nature of
Beneficial Owner                                    Beneficial Ownership     Percent of Class
----------------                                    --------------------     ----------------
William Ashley Turner and Debra C. Turner, Joint        121,285                   5.8%
Tenants with right of survivorship
2256 Shotwell Road
Clayton, North Carolina  27520

Josephine L. Sturdivant                                 108,638                   5.2%
5426 Hampton Road
Fayetteville, North Carolina 28311-1322

                              ELECTION OF DIRECTORS

      The nominees for the election of directors are named and certain other information is provided in the following tabulation.

                                Year      Positions and Offices with our Company
                                first           & Business Experience During
Name                    Age     Elected              Past Five (5) Years
----                    ---     -------              -------------------

M.S. Canaday            78      1969        Chairman of the board of
                                            directors of Four Oaks Fincorp,
                                            Inc. and Four Oaks Bank & Trust
                                            Company; Owner of Four Oaks Drug
                                            Co.

Ayden R. Lee, Jr.       53      1983        Chief Executive Officer,
                                            President, and Director of Four
                                            Oaks Fincorp, Inc. and Four Oaks
                                            Bank & Trust Company

Dr. R. Max Raynor, Jr.  44      2000        Director of Four Oaks Fincorp,
                                            Inc. and Four Oaks Bank & Trust
                                            Company; Owner of Professional
                                            Eye Care, with locations in
                                            Benson, North Carolina and
                                            Roseboro, North Carolina

Paula Canaday Bowman    53      1989        Director of Four Oaks Fincorp,
                                            Inc. and Four Oaks Bank & Trust
                                            Company

William J. Edwards      58      1990        Director of Four Oaks Fincorp,
                                            Inc. and Four Oaks Bank & Trust
                                            Company; President, Chief
                                            Executive Officer and Chairman
                                            of the Board of Four Oaks IGA
                                            Foodliner, Inc. and Secretary of
                                            Edwards IGA

Percy Y. Lee            61      1992        Director of Four Oaks Fincorp,
                                            Inc. and Four Oaks Bank & Trust
                                            Company; Member of Clayton Area
                                            Advisory Board of the Bank;
                                            President of T.R. Lee Oil Co.;
                                            Senior Partner of Lee Brother's
                                            Rental; Partner in Lee & Dupree,
                                            a rental real estate partnership

Warren L. Grimes        53      1992        Director of Four Oaks Fincorp,
                                            Inc. and Four Oaks Bank & Trust
                                            Company; General Partner in
                                            Reedy Creek Direct Marketing
                                            Association; Solid Waste
                                            Division Manager for Johnston
                                            County; Chairman of the
                                            Company's Compensation
                                            Committee; Chief Financial
                                            Officer and Director of Reedy
                                            Creek Technologies, Inc.

William Ashley Turner   50      2001        Director  of Four  Oaks  Fincorp,
                                            Inc. and Four Oaks Bank & Trust
                                            Company; Owner and President of
                                            Columbus Real Estate, Ashley
                                            Turner Enterprises, Inc., and
                                            Ashley Turner Building Co.,
                                            Inc.; Co-Owner and Vice
                                            President of Woodland
                                            Development Co., Inc.; Owner and
                                            Manager of Ashley Turner
                                            Development Co., LLC; Co-Owner
                                            of Planet Fitness; General
                                            Manager of RAFT, Inc.; Vice
                                            President of Autumn Homes, Inc.,
                                            Build Rite, Inc., Earl Collins
                                            Construction Company, Mason
                                            Construction Co., Southeast
                                            Custom Homes, Inc., Crowder
                                            Construction, Inc. of Clayton,
                                            K.M.A. Construction Co., Inc.,
                                            Robert Massengill Construction
                                            Company, Allen Thornton Homes,
                                            Inc., and W. Chase Homes, Inc.

         The number constituting our board of directors must be at least five
(5), but not more than twenty-one (21). The number of directors within this variable range may be fixed or changed from time to time by our shareholders or our board of directors. Our board of directors has set the number of directors at eight (8). The members of our board of directors are elected by our shareholders to serve one (1) year terms.

         All directors and executive officers hold office until the next annual meeting or until their successors are elected and qualified. Our board of directors has no reason to believe that the persons named above as nominees will be unable or will decline to serve as a director if elected. However, in the event of death or disqualification of any nominee or refusal or inability of any nominee to serve, it is the intention of the proxyholders to vote for the election of such other person or persons as the proxyholders determine in their discretion; but in no circumstance will the proxy be voted for more than eight
(8) nominees. Properly executed and returned proxies, unless revoked, will be voted as directed by the shareholder or, in the absence of such direction, will be voted in favor of the election of the recommended nominees.

         Pursuant to North Carolina law, the eight (8) candidates who receive the highest number of votes will be elected as directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but are not counted in the election of directors and will not be included in determining which candidates received the highest number of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

Director Compensation

         The Chairman of our board of directors is paid a fee of $1,100 per month. Other directors, except Mr. Lee who is not paid a director's fee, are paid fees of $900 per month. During 2001, all of the directors other than Mr. Lee were paid a bonus of $850. Two (2) of our directors are related to each other. M.S. Canaday is Paula Canaday Bowman's uncle.

Board of Directors Meetings

         During the last fiscal year, our board of directors met fifteen (15) times. Each incumbent director attended seventy-five percent (75%) or more of the aggregate of the total number of board of director meetings and the total number of meetings held by all committees of the board of directors on which he or she served.

Board Committees

         Our board of directors has an audit committee and a compensation committee. The audit committee is composed of Merwin S. Canaday (Chairman), Warren L. Grimes and William J. Edwards and operates under a written charter (a copy of which was attached to the Proxy Statement for our 2001 Annual Meeting) adopted by our board of directors. In addition, Ayden R. Lee, Jr. attends all meetings of the audit committee as a non-voting member. Messrs. Canaday, Grimes and Edwards are each an "independent director" as such term is defined by Nasdaq Marketplace Rules.

         The audit committee reviews the results and scope of the annual audit and other services provided by our independent accountants. The audit committee also reviews our financial statements and audit letters provided by our independent accountants. The audit committee recommends to our board of directors the appointment of independent accountants. The audit committee met two (2) times during 2001.

         The Compensation Committee is composed of Paula Canaday Bowman, Warren
L. Grimes (Chairman), Ayden R. Lee, Jr., R. Max Raynor, Jr. and William Ashley Turner and is responsible for the approval of compensation arrangements for our officers and the review of our compensation plans and policies. During 2001, the compensation committee met four (4) times.

         Our board of directors does not have a separate nominating committee, but performs that function itself.

                             Audit Committee Report

         The audit committee of our board of directors is composed of Merwin S. Canaday, Warren L. Grimes and William J. Edwards and operates under a written charter (a copy of which was attached to the Proxy Statement for the 2001 Annual Meeting of Shareholders) adopted by the board of directors in 2000. The board of directors, in its business judgment, has determined that all members of the audit committee are "independent directors" as defined by applicable Nasdaq Marketplace Rules.

         The members of the audit committee are not professionally engaged in the practice of auditing or accounting nor are they experts in the fields of accounting or auditing, including in respect of auditor independence. Management is responsible for our internal controls and the financial reporting process, including the presentation and integrity of our financial statements. Our independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes. The audit committee also recommends to our board of directors the selection of our independent accountants. Members of the audit committee rely without independent verification on the information provided to them and on representations of management and our independent accountants.

         Accordingly, the audit committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions referred to below do not assure that the audit of our financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that our financial statements are presented in accordance with generally accepted accounting principles or that our auditors are in fact "independent."

         In this context, the audit committee has met and held discussions with our management, who represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The audit committee has reviewed and discussed the consolidated financial statements with both management and the independent accountants. The audit committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent accountants also provided to the audit committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee has considered whether the provision of audit and other non-audit services (set forth under Audit Firm Fee Summary below) is compatible with maintaining the accountants independence and has discussed with the independent accountants their independence.

         Based upon the audit committee's discussions with management and the independent accountants, and the audit committee's review of our consolidated financial statements, representations of management and the report of the independent accountants to the audit committee, and subject to the limitations on the role and responsibility of the audit committee referred to above and the audit committee charter, the audit committee recommended that our board of directors include the audited consolidated financial statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, filed with the Securities and Exchange Commission. The audit committee also recommended that Dixon Odom PLLC be retained as our independent accountants for the 2002 fiscal year.

                                 Audit Committee
                                Merwin S. Canaday
                                Warren L. Grimes
                               William J. Edwards

                             EXECUTIVE COMPENSATION

         The following tables sets forth annual and long-term compensation paid or accrued by the Company for services rendered for the fiscal years indicated by the Company's Chief Executive Officer and the next most highly compensated executive officer whose total salary and bonus exceeded $100,000 individually during the year ended December 31, 2001 (the "named executive officers").

                           Summary Compensation Table

                                     Annual Compensation(1)           Long-Term Compensation
                                     ---------------------- ---------------------------------------
                                                                  Awards                Payouts
                                                            -------------------     ---------------
                                                                Securities             All Other
Name & Principal Position   Year     Salary       Bonus      Underlying Options      Compensation(2)
-------------------------   ----     ------       -----      -----------------       ---------------
Ayden R. Lee, Jr., Chief      2001     $178,420  $ 3,749           4,000                 $7,220
Executive Officer and         2000      201,162   34,542           6,000                  8,376
President                     1999      152,640   20,860           6,000                  7,276

Clifton L. Painter, Senior    2001     $102,730  $ 2,124           2,150                 $4,437
Vice President, Chief         2000      114,091   18,455           3,300                  4,805
Operating Officer             1999       99,332    8,749           3,300                  4,018

_________________
  (1) Amounts shown in the table include amounts paid to the named executive officers in their capacities as executive officers of our subsidiary, Four Oaks Bank & Trust Company. Four Oaks Bank & Trust Company was reorganized as our wholly owned subsidiary in July 1997. Amounts shown also include amounts deferred by the named executive officers under our Master Corporate Profit Sharing Retirement Plan and Trust.

  (2) The amounts shown for Mr. Lee represent our contributions to him under our Master Corporate Profit Sharing Retirement Plan and Trust in the amounts of $6,800, $8,046, and $6,940, for each of the years ended 2001, 2000, and 1999, respectively. The remainder of the amounts shown for Mr. Lee for each year represent insurance premiums paid by us on term life insurance. The amounts shown for Mr. Painter represent our contributions to him under our Master Corporate Profit Sharing Retirement Plan and Trust in the amounts of $4,109, $4,564, and $3,791, for each of the years ended 2001, 2000, and 1999, respectively. The remainder of the amounts shown for Mr. Painter for each year represent insurance premiums paid by us on term life insurance.

                        Option Grants in Last Fiscal Year

         The following table sets forth certain information concerning options to purchase common stock granted to the named executive officers during the year ended December 31, 2001.

                              Number of
                             Securities      % of Total
                             Underlying    Options Granted      Exercise
                              Options      to Employees in      or Base
          Name                Granted         Fiscal Year        Price        Exercise Date       Expiration Date
          ----                -------         -----------        -----        -------------       ---------------
   Ayden R. Lee, Jr.           4,000              16%            $20.00     February 26, 2001    February 26, 2005
   Clifton L. Painter          2,150              9%             $20.00     February 26, 2001    February 26, 2005

         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

         The following table sets forth certain information concerning options to purchase common stock held by the named executive officers during the year ended December 31, 2001, the aggregate value of gains on the date of exercise, and the value of unexercised options as of December 31, 2001.

                                                          Number of Securities Underlying   Value of Unexercised
                                                          Unexercised Options at December   In-the-Money Options at
                                                          31, 2001                          December 31, 2001(1)
                                                          ------------------------------------------------------------------
                       Shares
                       Acquired on      Value Received
        Name           Exercise (#)     ($)                Exercisable     Unexercisable     Exercisable     Unexercisable
----------------------------------------------------------------------------------------------------------------------------
Ayden R. Lee, Jr.            --                --             21,000           4,000           $428,400         $81,600

Clifton L. Painter           --                --             11,550           2,150            235,620          43,860

_________________
(1) Based on the difference between the exercise price and a price per share of $20.40, which is the last sale price of our common stock as of December 31, 2001.

Employment Agreements

         We have an employment agreement with Ayden R. Lee, Jr., Chief Executive Officer and President. The employment agreement provides for a one-year term and on each anniversary date thereafter, the agreement is automatically extended for an additional year, unless either party gives notice of nonrenewal. The current base salary under the agreement may be increased at the discretion of our board of directors. Our board of directors has established the 2002 base salary amount for Mr. Lee at $180,065. In addition to the base salary, Mr. Lee's employment agreement provides for, among other things, additional benefits applicable to executive personnel and benefits applicable to all our salaried employees. The agreement provides for termination by us for "cause" (as defined in the agreement) at any time.

         We also have an employment agreement with Clifton L. Painter, Vice President and Chief Operating Officer. The employment agreement provides for a one-year term and on each anniversary date thereafter, the agreement is automatically extended for an additional year, unless either party gives notice of nonrenewal. The current base salary under the agreement may be increased at the discretion of our board of directors. Our board of directors has established the 2001 base salary amount for Mr. Painter at $100,656. In addition to the base salary, Mr. Painter's employment agreement provides for, among other things, additional benefits applicable to executive personnel and benefits applicable to all our salaried employees. The agreement provides for termination by us for "cause" (as defined in the agreement) at any time.

Severance Compensation Agreement

         We have adopted a severance compensation agreement for Mr. Lee that will provide him with severance pay benefits in the event of a "change in control." The purpose of this compensation plan is to recognize the services and contributions of Mr. Lee as a key employee and the uncertainties relating to continual employment, reduced employee benefits, management changes, and relocations in the event of a change in control. Under the severance compensation agreement, in the event a change in control (as defined in the agreement) occurs and Mr. Lee's employment is "terminated" (as defined in the agreement) he will be entitled to receive a cash severance payment equal to two (2) years' salary based upon his then most recent annual compensation and the amount of his most recent annual bonus at the time of termination. In addition, Mr. Lee will be entitled to all life insurance, health, accidental death and dismemberment, and disability plans or programs in which he is entitled to participate immediately prior to his termination for two
(2) years after the date of his termination or unless and until he obtains other full-time employment.

Supplemental Executive Retirement Plan

         Our subsidiary, Four Oaks Bank & Trust Company, has adopted a supplemental executive retirement plan ("SERP") for Mr. Lee that, upon his retirement from the bank, will provide him with supplemental annual payments for the remainder of his life. The purpose of the SERP is to encourage Mr. Lee to remain as an employee of the bank and to reward him for contributing materially to the success of the bank. Under the SERP, the bank will be obligated to pay Mr. Lee an annual payment upon his retirement in an amount which, when added to Mr. Lee's 401(k) benefits (based on future estimated amounts) and social security benefits (based on future estimated amounts), will ensure Mr. Lee a total annual retirement benefit equal to seventy-five percent (75%) of his Average Annual Compensation (as defined in the SERP) on the date of his retirement. Depending upon Mr. Lee's age at retirement, the annual payment as a percentage of Mr. Lee's fully vested retirement benefit will vary (from fifty-eight percent (58%) of fully vested retirement benefit at age fifty-five
(55) to one hundred percent (100%) at age sixty-two (62)). The annual payment which we are obligated to pay Mr. Lee each year after his retirement is subject to certain limitations, including a maximum limit of fifty thousand dollars ($50,000) per year. In the event of a change of control (as defined in the SERP) of Four Oaks Fincorp, Inc. and termination of Mr. Lee's employment within twenty-four (24) months thereafter (for any reason, except termination by the bank for cause), Mr. Lee will be entitled to receive a lump-sum cash payment equal to the actuarial equivalence of the greater of (i) the amount he would have been entitled to had he retired on such date and (ii) the amount of his pro rata fully vested benefit under the SERP as of such date.

Certain Transactions

         Certain of our directors and executive officers are customers of, and borrowers from, Four Oaks Bank & Trust Company in the ordinary course of business. From January 1, 2001 to December 31, 2001, loans outstanding to our directors and executive officers, and their associates as a group, amounted to a maximum of approximately $1,154,999, or 4.55% of the equity capital of the bank. All outstanding loans and commitments included in such transactions are made substantially on the same terms, including rate and collateral, as those prevailing at the time in comparable transactions with other customers. In the opinion of management, these loans do not involve more than normal risk of collectability, or contain other unfavorable features.

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

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who own more than ten percent (10%) of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and ten percent (10%) shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to us, or representations by such persons that no Form 5s were required, we believe that during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to our officers, directors, and ten percent (10%) shareholders, were satisfied, except that Mr. Turner failed to timely file a Form 3 upon his appointment to our Board of Directors. Such form has since been filed with the Securities and Exchange Commission.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

         Our board of directors approved the engagement of Dixon Odom PLLC as our independent public accountants for the year ended December 31, 2000, to replace PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP was terminated effective September 5, 2000.

         The reports of PricewaterhouseCoopers LLP on our consolidated financial statements for the two (2) fiscal years ended December 31, 1999 and 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of our financial statements for each of the two (2) fiscal years ended December 31, 1999 and 1998 and in the subsequent interim period through September 5, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused PricewaterhouseCoopers LLP to make reference to the matter in their report on the financial statements for such years.

         At our request, PricewaterhouseCoopers LLP furnished us with a letter to the Securities and Exchange Commission, dated September 12, 2000, a copy of which was filed as an exhibit to our Current Report on Form 8-K, dated September 12, 2000, pursuant to which PricewaterhouseCoopersLLP agreed with the above statements.

         During the two (2) fiscal years and the subsequent interim period preceding September 5, 2000, we did not consult Dixon Odom PLLC regarding any of the matters or events set forth in Regulation S-K Item 304(a)(2)(i) and (ii).

         PricewaterhouseCoopers LLP served as our independent accountants from January 1, 2000 through September 5, 2000. Since September 5, 2000, Dixon Odom PLLC has served as our independent accountants. PricewaterhouseCoopers LLP's services to us for 2000 included consultation on various accounting, tax and other matters. Dixon Odom PLLC's services to us for 2000 and 2001 included the audit of our annual consolidated financial statements, reviews of certain of our income tax returns and consultation on various accounting, tax and other matters. A representative of Dixon Odom PLLC is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement if desired and will be available to respond to shareholder questions. A representative of PricewaterhouseCoopers LLP is not expected to be present at the Annual Meeting. There were no non-audit services provided by either PricewaterhouseCoopers LLP or Dixon Odom PLLC during 2000 or 2001.

                             Audit Firm Fee Summary

         During the fiscal year ended December 31, 2001, we retained our independent accountant, Dixon Odom PLLC, to provide services in the following categories and amounts:

                  Audit Fees                                       $39,850
                  Financial Information Systems Design
                      And Implementation Fees                      $     0
                  All Other Fees                                   $ 3,635


                             ADDITIONAL INFORMATION

         A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, including the financial statements and schedules thereto, as filed with the SEC will be furnished on written request, without charge to any of our shareholders. Such requests should be addressed to Wanda J. Blow, Four Oaks Fincorp, Inc., P.O. Box 309, Four Oaks, North Carolina 27524 ((919) 963-2177).

           SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Any proposals that shareholders intend to present for a vote of shareholders at the 2003 Annual Meeting of Shareholders, and that such shareholders desire to have included in our proxy statement and form of proxy relating to that meeting, must be sent to our principal executive office, marked to the attention of Ayden R. Lee, Jr., and received at such office on or before December 2, 2002 (120 calendar days prior to the anniversary of the date of this proxy statement). Proposals received after December 2, 2002 will not be considered for inclusion in our proxy materials for our 2003 annual meeting. A determination as to whether we will oppose inclusion of any proposal in our proxy statement and form of proxy will be made on a case-by-case basis in accordance with our judgment and the rules and regulations promulgated by the SEC.

         In addition, if a shareholder intends to present a matter for a vote at the 2003 annual meeting, other than by submitting a proposal for inclusion in our proxy statement for that meeting, the shareholder must give timely notice in accordance with SEC rules. To be timely, a shareholder's notice must be sent to our principal executive office, marked to the attention of Ayden R. Lee, Jr., and received at such office on or before February 15, 2003 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). Such notice should set forth (a) as to each matter the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, and (b) the name and record address of the shareholder, the class and number of shares of our capital stock that are beneficially owned by the shareholder, and any material interest of the shareholder in such business. For notices that are not timely filed, we retain discretion to vote proxies we receive. For notices that are timely filed, we retain discretion to vote proxies we receive provided: (i) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion; and (ii) the proponent fails to (x) provide us with a written statement, on or before February 15, 2003, that the proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of our voting shares required under applicable law to carry the proposal, (y) include the same statement in its proxy materials filed with the SEC and (z) immediately after soliciting the percentage of shareholders required to carry the proposal, provide us with a statement from any solicitor, or other person with knowledge, that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of such percentage of shares.

                     OTHER MATTERS; DISCRETIONARY AUTHORITY

         As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the annual meeting: (i) matters for which we did not receive timely notice; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is named in this proxy statement and such nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and the form of proxy pursuant to Rule 14a-8 or Rule 14a-9 under the Securities Exchange Act of 1934, as amended; and (v) matters incidental to the conduct of the annual meeting. If any such matters come before the annual meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

         All shareholders are encouraged to sign, date, and return their proxy submitted with this proxy statement as soon as possible in the envelope provided. If a shareholder attends the annual meeting, then he or she may revoke his or her proxy and vote in person.

                                        By Order of the Board of Directors
                                        April 1, 2002
                                        Ayden R. Lee, Jr.
                                        Chief Executive Officer and President

                                                                      Appendix A

PROXY      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             FOUR OAKS FINCORP, INC.
                  FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS.

The undersigned hereby appoints Ayden R. Lee, Jr. and M. S. Canaday as proxies, each with the full power of substitution to represent the undersigned and to vote all of the shares of stock in Four Oaks Fincorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held at the main office of Four Oaks Bank & Trust Company located at 6144 US 301 South, Four Oaks, North Carolina on Monday, April 22, 2002 at 8:00 p.m., and any adjournments thereof (1) as hereinafter specified upon the proposal listed below as more particularly described in the Company's proxy statement, receipt of which is hereby acknowledged; and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournments thereof. In order to vote for the proposal, place an X in the appropriate box provided below. The Board recommends a vote "FOR" the proposal listed below.

1. To elect the following nominees as directors for a one year term: M. S. Canaday; Ayden R. Lee, Jr.; William J. Edwards; Paula Canaday Bowman; Dr. R. Max Raynor, Jr.; Percy Y. Lee; Warren L. Grimes; William Ashley Turner

  [_]  FOR all nominees (except as marked to the contrary below.)
  [_]  WITHHOLD AUTHORITY to vote for all nominees.

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name on the line provided below.)

--------------------------------------------------------------------------------
    PLEASE MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

                           (continued from other side)

By signing the proxy, a shareholder will also be authorizing the proxyholder to vote in his discretion regarding any procedural motions which may come before the Annual Meeting. For example, this authority could be used to adjourn the meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional proxies or to provide additional information to shareholders. The Company has no current plans to adjourn the meeting, but would attempt to do so if the Company believes that adjournment would promote shareholder interests.

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ABOVE PROPOSAL AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.



                                          SHARES


                    Please date and sign this Proxy and return promptly.

                    Dated: _______________________________________, 2002


                    ____________________________________________________
                                          Signature

                    ____________________________________________________
                                          Signature

                    NOTE: Please sign your name exactly as it appears on this card. When signing for a corporation or partnership, or as agent, attorney, trustee, executor, administrator, or guardian, please indicate the capacity in which you are signing. In the case of joint tenants, each joint owner must sign.